UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 30, 2016

BGC Partners, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-28191, 1-35591	13-4063515
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification No.)

499 Park Avenue, New York, NY 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 610-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	REGULATION FD DISCLOSURE

On June 29, 2016, BGC Partners, Inc. (“BGC Partners,” “BGC” or the “Company”) issued a press release announcing that BGC has updated its consolidated outlook for the quarter ended June 30, 2016. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Except as indicated below, the information in this Item 7.01 and the Exhibit attached to this Current Report on Form 8-K are being furnished under Item 7.01 of Form 8-K. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing and as set forth below.

ITEM 8.01.	OTHER EVENTS

The following risk factor is provided to update the risk factors of the Company previously disclosed in periodic reports filed with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2015 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2016:

A U.K. exit from the European Union could materially adversely impact our customers, and counterparties, businesses, prospects, financial condition and results of operations.

On June 23, 2016, U.K. citizens voted in a referendum to leave the European Union. The consequences of such a vote, and the possible exit of the U.K., together with what may be protracted negotiations around the terms of any exit, could significantly impact the business environment in which we and our customers and counterparties operate, introduce significant new uncertainties in financial markets, and create significant uncertainties with respect to legal and regulatory requirements and environments to which we and our customers and counterparties are subject. The U.K. vote to leave the E.U. has already generated market volatility, with a significant drop in the value of the British pound also occurring. Although market volatility generally benefits our Financial Services businesses, additional market and/or currency volatility or a reduction in trading in certain products may adversely impact customer and investor confidence. The U.K. vote to leave the E.U. may result in similar referendums or votes in other E.U. countries in which we do business. Further, the lack of precedent means that it is unclear how U.K. businesses’ access to the E.U. Single Market and how the wider trading, legal and regulatory environments would be impacted, and hence how this could affect our businesses or those of our customers and counterparties over the medium to long term. Although we continue to have regulated entities and offices in place in many of the major European markets, during a transitional period — when the terms of the U.K. exit will be negotiated, and beyond — these and other risks and uncertainties could have a material adverse effect on our customers, and counterparties, businesses, prospects, financial condition and results of operations.

Discussion of Forward-Looking Statements by BGC Partners

Statements in this Form 8-K and the attached press release regarding BGC’s businesses that are not historical facts are “forward-looking statements” that involve risks and uncertainties. Except as required by law, BGC undertakes no obligation to release any revisions to any forward-looking statements. For a discussion of additional risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see BGC’s SEC filings, including, but not limited to, the risk factors set forth in its public filings, including the most recent Form 10-K and any updates to such risk factors contained in subsequent Forms 10-Q or Forms 8-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

99.1	BGC Partners, Inc. press release, dated June 29, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BGC PARTNERS, INC.

Date: June 30, 2016	By:	/s/ Howard W. Lutnick
	Name:	Howard W. Lutnick
	Title:	Chairman and Chief Executive Officer

[Signature Page to Form 8-K, dated June 30, 2016, regarding the Q2 Updated Guidance]

Exhibit Index

Exhibit No.	Description

99.1	BGC Partners, Inc. press release, dated June 29, 2016